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                                Cash Transactions


                            CABCO TR for J.C. Penney


March 3, 2003          Receipt of Interest on
                       J.C. Penney 7.625%                       $2,007,281.25


March 3, 2003          Funds Disbursed to
                       Holders of CABCO
                       Trust Certificates                       $2,007,281.25